U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 30, 2014

OCTAGON 88 RESOURCES, INC.
(Exact name of small business issuer as specified in its charter)

Nevada	000-53560	26-2793743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

Hochwachtstrasse 4 Steinhausen CH.	6312
(Address of principal executive offices)	(Zip Code)
41 79 237 62 18
(Issuer's Telephone Number)

 (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01  Entry into a Material Definitive Agreement

Agency Agreement:

On January 30, 2014, Octagon 88 Resources Inc. (the “Company”) entered into a Placement Agent Agreement with David Bisang (“DVB”) (the “PA”) whereby DVB agreed to act as the Company’s non-exclusive agent in a private placement or similar unregistered transaction of equity or equity-linked securities of the Company.   The PA is for a period of twelve months from the date of execution.   The Company shall pay to DVB upon the closing of each transaction with investors, (i) eight  percent (8%) of the aggregate consideration raised in each closing in cash and warrants to purchase five (5%) of the Company’s common stock at each closing, identical to any warrants issued to investors.  The foregoing fees are payable for any sale of securities during the twelve month term or within twenty-four months thereafter with respect to investors identified by DVB.  The Company is further required to pay expenses incurred by DVB including the fees and expenses of its legal counsel and any advisor retained by Palladium.  Fees and expenses in excess of $1,000 require prior written authorization from the Company.

Securities Purchase Agreement:

On January 31, 2014, the Company closed a financing with one subscriber as described below and  shall pay  to DVB cash consideration of $60,000 and issue a total of 6,818 stock purchase warrants, each warrant exercisable at $6.50 per share for a period of two years from the date of issuance.

On January 31, 2014, the Company entered  into securities purchase agreements (the “SPA”) to raise a total $750,000 with one accredited investor introduced by DVB to the Company.   Under the terms of the SPA, the purchasers subscribed for a total of 136,364  shares of the common stock of the Company at $5.50 per share and an equal number of warrants exercisable at $6.50 per share for a period of two years.

SECTION 3.  SECURITIES AND TRADING MARKETS

Item 3.02  Unregistered Sales of Equity Securities

On February 8, 2014, the Company issued the a total of 6,818 share purchase warrants exercisable for a period of two years from the date of issuance to DVB.

On February 8, 2014, we issued  136,364  units of our common stock at a price of $5.50 per unit for gross proceeds of $750,000, pursuant to the SPA detailed above.  Each unit included one share of common stock and one share purchase warrant to purchase one additional share of common stock at $6.50 per share for a period of two years from the date of subscription. The agreements were with one (1) non-US subscriber.

We issued the shares to the  non-US subscriber and DVB (as that term is defined in Regulation S of the Securities Act of 1933), in an offshore transaction relying on Regulation S of the Securities Act of 1933.

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Number	Description
10.1	Agency Agreement between the Company and DVB	Filed herewith
10.2	Form of Securities Purchase Agreement	Filed herewith
10.3	Form of Warrant	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Octagon 88 Resources Inc.

Date: February 7, 2014	By:	/s/ Guido Hilekes
	Name:	Guido Hilekes
	Title:	President